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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To GulfMark International, Inc.:

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-36740 and File No. 33-79212.


ARTHUR ANDERSEN LLP


Houston, Texas
March 20, 1996


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